Fees Summary	Feb. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	101,540.85
Total Transaction Valuation	663,232,229.05
Total Offset Amount	0
Net Fee	$ 101,540.85